Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 7,863,016	$ 6,739,594
Receivables:
Participant contributions	60	21
Employer contributions	373	689
Notes receivable from participants	38,794	35,465
Total receivables	39,227	36,175
Net assets available for benefits	$ 7,902,243	$ 6,775,769